Exhibit 99.1

(CSE:LOWL; QTCQX: LOWLF) INVESTOR PRESENTATION

USE OF NON - GAAP MEASURES This document refers to EBITDA because certain investors may use this information to assess the Company’ performance and also determine the Company’s ability to generate cash ﬂow . This data is furnished to provide additional information and is a non - GAAP measure and does not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar data presented by other issuers . It should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP . EBITDA is net income (loss), excluding the effects of income taxes (recovery), net interest expense, depreciation and amortization ; and Adjusted EBITDA also includes non - cash fair value adjustments on investments, unrealized foreign currency gains/losses, share - based compensation expense and other transactional and special expenses, such as acquisition costs and expenses related to the markup of acquired finished goods inventory, which are inconsistent in amount and frequency and are not what we consider as typical of our continuing operations . Management believes this measure provides useful information as it is a commonly used measure in the capital markets and as it is a close proxy for repeatable cash generated by operations . We use Adjusted EBITDA internally to understand, manage, make operating decisions related to cash flow generated from operations and evaluate our business . In addition, we use Adjusted EBITDA to help plan and forecast future periods . ON FORWARD - LOOKING STATEMENTS This document includes information, statements, beliefs and opinions which are forward - looking, and which reﬂect current estimates, expectations and projections about future events, referred to herein as “forward - looking statements” or “forward - looking information” . Statements containing the words “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward - looking statements . By their nature, forward - looking statements involve a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward - looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and ﬁnancial effects of the plans and events described herein . In addition, even if the outcome and ﬁnancial effects of the plans and events described herein are consistent with the forward - looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods . Although Lowell Farms has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward - looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended . A description of assumptions used to develop such forward - looking information and a description of risk factors that may cause actual results to differ materially from forward - looking information can be found in the Company’s disclosure documents, such as the Company’s listing statement and management’s discussion and analysis, ﬁled on the SEDAR website at www . sedar . com . Forward - looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date . and the Company’s registration statements on Forms 10 - 12 g and S - 1 , filed on the EDGAR website at www . sec . gov . The Company can give no assurance that these estimates, expectations and projections will prove to have been correct . You should not place undue reliance on forward - looking statements, which are based on the information available as of the date of this document . Forward - looking statements contained in this document are made of the date of this presentation and, except as required by applicable law, the Company assumes no obligation to update or revise them to reﬂect new events or circumstances . Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . In this regard, certain ﬁnancial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company . In particular, historical results should not be taken as a representation that such trends will be replicated in the future . No statement in this document is intended to be nor may be construed as a forecast . ON FUTURE - ORIENTED FINANCIAL INFORMATION To the extent any forward - looking information in this Presentation constitutes “ﬁnancial information” or “ﬁnancial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration of the Company’s products and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future - oriented ﬁnancial information and ﬁnancial outlooks . Future - oriented ﬁnancial information and ﬁnancial outlooks, as with forward - looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “On Forward - Looking Statements” . Indus’ actual ﬁnancial position and results of operations may differ materially from management’s current expectations and, as a result, Indus’ revenue and expenses may differ materially from the revenue and expenses proﬁles provided in this Presentation . Such information is presented for illustrative purposes only and may not be an indication of Indus’ actual ﬁnancial position or results of operations 2 DISCLAIMER

● California based, licensed cannabis operator ● Four primary segments: 1. CPG Sales: a fast growing, top - tier leader in the world’s most discerning market with six active brands across five cannabis categories 2. Out of State Licensing : our legendary CPG Products 3. Farm Services: supporting local cannabis farmers with scaled services 4. Bulk Flower Sales: Sale of excess flower from our award - winning greenhouse ● CSE Listed: Lowell Farms Inc. (CSE: LOWL; OTCQX: LOWLF) ● LTM Revenues thru 3/31/2022 of $55.1m 5/31/2022 ($USD) Stock Price $0.2672 Market Cap 1 $50,625,979 Net Working Capital 2 $17,993,000 Debt $8,813,000 Enterprise Value 3 $41,445,979 1 Based on Fully Diluted Shares of 189.5m as of 5/31/2022, using treasury method on in - the - money options and warrants. Convertible Debentures are treated as equity given in - the - money status. 2 As of 3/31/2022. 3 Defined here as Market Cap minus net working capital plus debt. 3 COMPANY SNAPSHOT

4 An Industry Disruptor LOWELL 35’S

5 IN 2022, LOWELL IS ENHANCING ITS PRODUCT SET WITH A REVOLUTIONARY PRE - ROLL PACK TO OFFER THE MOST DISCERNING CANNABIS CONSUMER A COMPELLING ALTERNATIVE TO THE STATUS QUO

6 Executive Summary Lowell is uniquely positioned to exploit this innovation 03 ● Lowell has built all the upstream infrastructure - quality flower from our farm, value flower from LFS and the best sales and distro team in California - to best support this product and prevent competitors from competing on both quality and price This new pre - roll has the opportunity to create a major category shift, stealing share from the traditional packaged flower category 02 ● Lowell 35’s will use quality flower in a superior format at prices that rival value flower products ● This will attract the most valuable consumers - daily users making decisions predicated on the cost per gram of cannabis Lowell has procured industry changing pre - roll technology to bring scalable, low cost pre - rolls to the California market 01 ● First machine to create high - potency, cigarette - style pre - rolls with first - to - market advantage in the United States ● Includes packaging solution to eliminate most packing labor and drastically reduce material costs

7 Strategic Rationale 1 90% of cannabis is consumed by daily users (a) who are highly price sensitive Prerolls have largely been inaccessible to this community because they are over - priced relative to flower (due to the labor involved in manufacturing of prerolls) 2 3 With large - scale automation, we can unlock a competitive price - point to flower and offer a vastly superior product that finally rivals the experience of smoking flower 4 Vastly superior brandability over flower (brand=trust) (a) Company estimates based on survey data from the Brightfield Group

Introducing

Lowell 35's

Lowell 35's bring the cannabis consumer everything they want - a high quality, flower-based product with the most convenient form factor at an extremely affordable price. We anticipate this becoming the go-to form factor for the majority of the most valuable customers - heavy, inhalable-centric consumers.

Lowell 35's Key Features:

- Establishing a core product lineup of six unique blends, ranging in aroma and effect
- Sleekly designed recyclable paper box with a low cost basis
- The search for the perfect smoke is over:
  - Ultra-thin hemp paper that never overpowers
  - Easy-draw crutch
  - 350mg serving size allows dosability without relighting
  - Burns cool & even and stays lit
  - Sealed for freshness, never dries out


LOWELL
35's

9 Question: How often do you use cannabis? Answer: 62% of cannabis users report: At least once per day ● This “daily consumer” consumes at - least 90% of the cannabis in America (a) ● …and growing (62% is up from 50% only 18 months ago) What does it mean ● Cannabis is a “need”, not a “want” ● Price - matters a lot ● Products focused on the “canna - curious soccer moms” are missing the bulk of the TAM…entirely Trends in Consumer Behaviour (a) Company estimates based on weighted usage data based on the survey The Lowell 35’s are tailor made for the daily cannabis smoker

10 The 35’s give Lowell the opportunity to significantly steal share from packaged flower in a way that nearly mirrors the shift from loose leaf tobacco to cigarettes during the 20th century Traditional Flower Lowell 35’s Commentary 1 Perceived Value and Price Point ● The cost to produce 35’s is less than the cost of hand trimming and packaging a finished eighth of flower, giving the consumer an alternative of comparable quality at a cheaper price ● 35’s at $20 versus an eighth at $30 2 Convenience ● Consumers have to manipulate flower into a smoking medium which is time consuming, wasteful and potentially unhygienic ● 35’s are machine made and ready to smoke, delivering an unadulterated product 3 Branding Awareness ● With branded boxes and sticks, Lowell 35’s will be unmistakable giving social proof to the product and form factor ● No flower brand has been able to withstand the test of time, likely due to the category’s inferior branding elements Transitioning from Flower to Prerolls

11 FRICTIONLESS PRODUCTION ● Lowell 35’s will transform the cannabis market by bringing high quality cannabis in a pre - roll format at a cheaper price than flower ● Automation of both stick production and packaging allows for infinite scalability without additional labor and overhead ● Simplified packaging optimizes path to market for new SKUs A LOOK INSIDE ● 10 machine - rolled pre - rolls weighing 0.35g ● Packed in sleek, compact and convenient packaging ● Airtight foil seal to preserve freshness ● Never touched by a human, the cleanest pre - roll in the market Improved Mechanics Lowell 35’s Traditional Eighth Pack $20 MSRP $45 $10 Wholesale Price $18 $3.50 Production Cost $7 42 Days Lead Time for New SKU 90 - 120 Days

12 Lowell’s Unparalleled Infrastructure ● Access to flower, scaled manufacturing capacity, and sales and distribution 3 Reasons: Lowell’s Brand Recognition and Customer Loyalty ● Lowell commanded 5.7% of the California market’s pre - roll sales in Q4 ‘21 History: The Impact of Automation on Tobacco usage ● With the introduction of cigarette automation, cigarettes stole meaningful share from traditional loose leaf tobacco products that dominated market share in the late 1800s and early 1900s - a trend that has continued to present day ● The equation is simple: Convenient product format relative to traditional options + Competitive product pricing relative to traditional options = Consumer adoption Why It Will Work 1 2 3

13 The introduction of scaled pre - rolls will cause a similar shift in the market, stealing share from the largest category that exists - packaged flower Evolution of the Tobacco Industry - The Impact of Automation ● The tobacco industry went through a seismic shift when cigarette production evolved from hand - rolling to machine - produced ● Machining lowered manufacturers’ production cost basis enabling a price - competitive product in a more convenient format relative to the traditional loose - leaf tobacco products that assumed the vast majority of share in the late 1800s and early 1900s ● Given a more convenient alternative at a comparable price, cigarettes stole enormous share from traditional tobacco products - a trend that continued throughout the 1900s

14 The Canadian Case Study: An illustration of potential History: ● Cigarette company Redecann introduced cigarette style prerolls in late 2019 ● The price - point was competitive to Flower, but the product was inferior: ○ Low potency due to shortcomings in manufacturing technique ● Despite shortcoming, the innovation brought a real alternative to flower for the daily smoker Result: ● Today, in Canada, prerolls are the fastest growing segment of the market and comprise 24% of the market relative to 14% in California ● In Canada prerolls comprise 24% of retail sales versus 14% in California. If California normalizes to this level, it predicts an increase in prerolls equal to $500m in retail sales or $200m in wholesale sales ● More Conservatively, In Canada prerolls comprise 34% of retail sales of smokeables (Flower and Prerolls). If California normalizes to this level, it predicts an increase in prerolls equal to $160m annually or $70m in annual wholesale sales

15 Lowell’s competitive advantage is driven by: Lowell’s Unparalleled Infrastructure 1 Captive access to ~40,000 LBS of high quality flower production per year Access to additional biomass above and beyond our captive supply via Lowell Farms Services, which offers the lowest marginal cost of producing flower 2 3 Scaled sales and distribution teams with deep relationships among all relevant California retailers 4 Manufacturing facility that can accommodate multiple machines and limitless scalability These unique and difficult to emulate competitive advantages position Lowell to fully exploit this new technology and prevent any operator from competing on both price and quality

16 ● Total Estimated Cannabis Sales in the US including illicit market = $55B ○ Assuming flower is ~46% share and pre - rolls are ~14% we can estimate a TAM of 47% of cannabis sales or $25.85B ● Using MJ Biz Daily 2022 projection for legal flower ($14.1B) and pre - rolls ($2.8B) sales we estimate a TAM of $16.9B before accounting for the illicit market which is estimated to be 2x the current legal market ● Inclusive of the illicit market, the imputed TAM is estimated at $33.8B Estimating a Massive Market Opportunity: Pre - Roll $2.8B Flower $14.1B Legal TAM $16.9B Total TAM $33.8B